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                                                                    Exhibit 10.8


                                                [MALAYSIA AIR LOGO APPEARS HERE]

                                                             Comapny no. 10601-W

23 October 1997

Fax No. 00-1-703-834-9476
No. of pages: 3 (inclusive of this page)

Mr. Joe Fralick
Vice President, Cargo
World Airways, Inc.
13873 Park Center Road
#490 Herndon, VA 20171

Dear Joe,


AMENDMENT NO. 7 TO FREIGHTER SERVICES AGREEMENT


We forward herewith Amendment No. 7 to the Freighter Services Agreement which has been duly signed by Dato' Bashir Ahmad and Mr. Ahmad Khatib for your attention.



Yours faithfully,

/s/ VISVA SABARATNAM

VISVA SABARATNAM
Business Development Manager



cc: Ag. General Manager Cargo Sales, MH (Fax-746 4553)
    Corporate Secretary & Counsel, MH (Fax-261 3631)
    General Manager KUL-WO (Fax-746 5176)
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                              AMENDMENT NUMBER 7
                                      TO
                          FREIGHTER SERVICES AGREEMNT


     This Amendment Number 7 to the Freighter Services Agreement dated October 6, 1994, between World Airways, Inc., a Delaware corporation ("World" or "World Airways") and Malaysian Airline System Berhad, a Malaysian corporation ("MAS") as amended by Amendment Number 1 thereto dated December 31, 1994, Amendment Number 2 thereto dated February 9, 1995, Amendment Number 3 dated March 5, 1995, Amendment Number 4 dated as of July 10, 1995, Amendment Number 5 dated July 24, 1995, and Amendment Number 6 dated September 20, 1995 (collectively hereinafter referred to as the "Agreement") is entered into this ___ day of August 1997.

     WHEREAS, the parties desire to return the Aircraft for a short period during 1997; and

     WHEREAS, at MAS's request World has assisted in marketing, and will continue to assist in marketing, the Aircraft to other users for periods of time MAS is not able to utilize the aircraft: and

     WHEREAS, the parties desire to acknowledge the date and location of an exchange of Aircraft under the Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other mutual consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to further amend the Agreement as follows:

     1. On August 21, 1997, in Amsterdam, World will deliver Aircraft N276WA to MAS, and MAS will deliver Aircraft N274WA to World.

     2. Pursuant to Section 10.1 of the Agreement, World agrees to assist MAS in marketing one or more of the Aircraft during periods when they are not being utilized by MAS. World will provide written notice to MAS whenever one or more of the Aircraft are successfully marketed to another party, such notice to include the dates the Aircraft will be committed to such third party's use, and therefore unavailable to MAS. World's prior actions in marketing the Aircraft and committing such Aircraft to a third party's use are hereby ratified and confirmed. The marketing assistance provided by World does not amend or modify any of MAS's obligations under the Agreement, except as specifically set forth in the Amendment No. 7.

     3. Pursuant to Section 10.1 of the Agreement, MAS hereby agrees to deliver Aircraft N276WA to World on December 14, 1997 in Kuala Lumpur, and World agrees to deliver Aircraft N276WA to MAS on December 31, 1997 in Kuala Lumpur.


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     4.  The Minimum Monthly Block Hour Guarantee shall be reduced on a pro rata daily basis for the period or periods an Aircraft under the Agreement is returned to World Airways or committed to a third party's use.

     5. Except as amended hereby, all of the terms and conditions set forth in the Agreement shall remain the same in full force and effect. Capitalized terms used herein shall have the meaning ascribed to them in the Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement Number 7 to be executed by their duly authorized officers as of the day and year first above written.

MALAYSIAN AIRLINE SYSTEM                WORLD AIRWAYS, INC.
BERHAD


By: /s/ Dato' Bashir Ahmad              By: /s/ Ahmad M. Khatib
   --------------------------              ---------------------------
   Dato' Bashir Ahmad                      Ahmad M. Khatib
   Executive Vice President                Executive Vice President


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